Manor Investment Funds

Supplement dated August 29, 2013

to the Prospectuses and Statement of Additional Information

for Manor Investment Funds dated April 30, 2013

Effective August 29, 2013, Morris Capital Advisors, LLC (“Morris Capital”) will replace the current fee and expense structure with a unified fee (“Unified Fee”) for all of the series of Manor Investment Funds (“the Funds”).  Under the Unified Fee, Morris Capital will take on a contractual obligation to pay all ordinary operating expenses of the Funds without any increase in Morris Capital’s advisory fee.  The Funds are currently obligated to pay these expenses, although Morris Capital has entered into annual voluntary expense waiver and reimbursement agreements that typically cap a series’ ordinary operating expenses at the same rate as Morris Capital’s advisory fee.  Under the Unified Fee, Morris Capital shall pay all of the expenses of each series of the Trust, except for the fee payment under the investment advisory agreements between Morris Capital and the Trust.

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Please keep this supplement for future reference.